Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K

PURCHASE ORDER

Bill to

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
SINGAPORE 159303
SINGAPORE

Buyer: Nurazra AZIZ
Contact: AUBREY
Phone: 98672974
Email: z7.admin@sg.issworld.com
ISS QTN/ Client PO No IC/CLE/NC/09-21/1609R2 / 7300365762

Vendor Quotation No. GQ21258

Vendor

GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT #03-07/08/09
SINGAPORE 139951
SINGAPORE

Ship to

AMGEN SINGAPORE MANUFACTURING
1 TUAS VIEW DRIVE
SINGAPORE 637026
SINGAPORE

Order number:	EFSPO2111-00276	Date:	12/11/2021	Currency:	SGD
Pavment terms:	60 DAYS				

Line	Vendor reference Name	Job No Task No Cost Center	Delivery Requester	Quantity Unit	Unit price	Net amount
10	R-RC-CUSTOMERS GAUSSIAN - ECOBOT VACUUM 40 PRO	FS-1441 T000001 W637026-AMG 002	15/11/2021 Zone7 Administrator	[redacted] LOT	[redacted]	92,000.00
20	R-RC-CUSTOMERS GAUSSIAN - COMPREHENSIVE MAINTENANCE FOR 2ND YEAR	FS-1441 T000001 W637026-AMG 002	15/11/2021 Zone7 Administrator	[redacted] LOT	[redacted]	12,904.00

Total Excl GST	SGD	**104,904.00**
Advance payment	SGD	0.00
Outstanding	SGD	**104,904.00**

Please quote order number in all correspondence

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax: 6225 8340
Business Reg. No. : 197200488G

NO. : FSPF2102-00023
DATE : 28/02/2021

TO : GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT #03-07/08/09

139951 139951

BUYER : Florence Ang

ATTN :

Phone : Fax No :

REQUESTOR : OCH-TAN KER LEE
PAYMENT TERM : 60D
INCOTERM :

VENDOR QUOTATION NO : GQ21037-OCH-TAN KER LEE
Please supply the following items in good order and condition.

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
	Job & JobTask : FS-0711-T000037 Cost Center : S169856-SIN018				
R-FA	GAUSSIAN-SCRUBBER 50 PRO INCLUDES 1 YEAR PRODUCT WARRANTY AND FIRST YEAR COMPREHENSIVE MAINTENANCE INCLUDE- 1 AUTO-CHARGING DOCK QUARTERLY ON-SITE DIAGNOSTICS AND SERVICING MOBILE DATA CONNECTIVITY FOR REPORTS, CLOUD-ACCESS PUBLIC LIABILITY COVERAGE DELIVERY ADDRESS: OUTRAM COMMUNITY HOSPITAL 10 HOSPITAL BOULEVARD (S) 168582 ATTN: TAN KER LEE / LYNN ANG	1	LOT	[redacted]	[redacted]

Pls attach your Delivery Order/Service Report to Tax Invoice.

Total excl.GST	48,000.00

Supplier shall submit the Final Invoice not later than 3 months after Goods and/or Services are supplied. ISS shall have the right to reject any Invoice submitted after this period.

DELIVERY EXPECTED DATE: 18/3/2021

For internal use only

Delivery Date :
G.R.N. No.
Invoice No.
Remark :

System generated - No Signature Required

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax: 6225 8340
Business Reg. No. : 197200488G

NO. : FSPF2111-00008
DATE : 29/11/2021

TO : GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT #03-07/08/09

139951 139951

BUYER : Florence Ang

ATTN : JEREMY LI
Phone : 94504657 Fax No :

REQUESTOR : ZONE 7-NLB-MUSTAFA
PAYMENT TERM : 60D
INCOTERM :

VENDOR QUOTATION NO : QUOTATION NO. GQ21292
Please supply the following items in good order and condition.

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
	Job & JobTask : FS-0380-T000013				
	Cost Center : N569842-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000066				
	Cost Center : N730900-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000033				
	Cost Center : E469662-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000046				
	Cost Center : E486548-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000029				
	Cost Center : E528523-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00

DELIVERY EXPECTED DATE:

For internal use only

Delivery Date :
G.R.N. No.
Invoice No.
Remark :

System generated - No Signature Required

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax: 6225 8340
Business Reg. No. : 197200488G

NO. : FSPF2111-00008
DATE : 29/11/2021

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT. Job & JobTask : FS-0380-T000159 Cost Center : C179868-NAT012	[redacted]	LOT	[redacted]	5,500.00
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT. REFER TO QUOTATION NO. GQ21292 CONTACT PERSON : Mr MUSTAFA KAMAL MOBILE: 97488862		LOT		5,500.00

Pls attach your Delivery Order/Service Report to Tax Invoice.

Total excl.GST 291,000.00

Supplier shall submit the Final Invoice not later than 3 months after Goods and/or Services are supplied. ISS shall have the right to reject any Invoice submitted after this period.

System generated - No Signature Required

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax: 6225 8340
Business Reg. No. : 197200488G

NO. : FSPF2102-00023
DATE : 28/02/2021
PAGE NO. : Page 1 of 1

TO : GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT #03-07/08/09

139951 139951

BUYER : Florence Ang

ATTN :

REQUESTOR : OCH-TAN KER LEE

Phone : Fax No :

PAYMENT TERM : 60D
INCOTERM :

VENDOR QUOTATION NO : GQ21037-OCH-TAN KER LEE
Please supply the following items in good order and condition.

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
	Job & JobTask : FS-0711-T000037 Cost Center : S169856-SIN018				
R-FA	GAUSSIAN-SCRUBBER 50 PRO INCLUDES 1 YEAR PRODUCT WARRANTY AND FIRST YEAR COMPREHENSIVE MAINTENANCE INCLUDE- 1 AUTO-CHARGING DOCK QUARTERLY ON-SITE DIAGNOSTICS AND SERVICING MOBILE DATA CONNECTIVITY FOR REPORTS, CLOUD-ACCESS PUBLIC LIABILITY COVERAGE DELIVERY ADDRESS: OUTRAM COMMUNITY HOSPITAL 10 HOSPITAL BOULEVARD (S) 168582 ATTN: TAN KER LEE / LYNN ANG	[redacted]	LOT	[redacted]	48,000.00

Pls attach your Delivery Order/Service Report to Tax Invoice.

Total excl.GST 48,000.00

Supplier shall submit the Final Invoice not later than 3 months after Goods and/or Services are supplied. ISS shall have the right to reject any Invoice submitted after this period.

DELIVERY EXPECTED DATE: 18/3/2021

For internal use only

Delivery Date :
G.R.N. No.
Invoice No.
Remark :

System generated - No Signature Required